SUPPLEMENT DATED SEPTEMBER 15, 1999
TO PROSPECTUS DATED MAY 1, 1999
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                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued by
                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                                   Through its
                             SEPARATE ACCOUNT NO. 3
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The American Life Insurance Company of New York ("American Life" or "we") hereby supplements, as described below, the Prospectus, dated May 1, 1999, for its Variable Universal Life Insurance Policies ("Policies").

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Mutual of America  Life  Insurance  Company  ("Mutual of America") is our parent corporation. It began operations in 1945 and is now a mutual life insurance company organized in New York. As of June 30, 1999, Mutual of America had total consolidated assets of $10.5 billion.

Mutual of America acquired American Life in 1988 to allow Mutual of America to write certain insurance and annuity business that had become subject to corporate income tax at Mutual of America as a result of the Tax Reform Act of 1986. Mutual of America's pension business, involving the sale of retirement and savings plan products to not-for-profit organizations and governmental entities and their employees, remained tax-exempt until January 1, 1998. At that date, all of Mutual of America's business became subject to corporate Federal income taxes. Consequently, Mutual of America no longer needs to separate taxable business at the level of its subsidiary, American Life.

As a result, Mutual of America is expanding its operations to corporate and individual purchasers, and we will stop issuing new Policies in early 2000 in all states where Mutual of America is authorized to issue Policies. In addition, we will seek to transfer to Mutual of America all Policies that we have issued. This transfer process, called "assumption reinsurance" under state insurance law provisions, is expected to occur on April 1, 2000, or as soon thereafter as we obtain all necessary approvals from state insurance departments.

When Mutual of America assumes your Policy, it will become the issuer in place of American Life. It will have all of the obligations and hold all of the assets under your Policy, through its Separate Account No. 3 and its General Account. The terms of your Policy and your rights under the Policy will remain the same. In addition, your Policy when assumed will become a participating Mutual of America policy. We will write to Policyowners in more detail in the months to come, regarding this transfer process.

We add the following to the Prospectus discussion on page 32 under "Distribution of the Policies":

In addition to a salary, each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can effect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales and service meeting.